EXHIBIT 10.1

Consent and AGREEMENT REGARDING commitment

increases AND ADDITIONAL TERM LOANS

THIS CONSENT AND AGREEMENT REGARDING commitment increases AND ADDITIONAL TERM LOANS (this “Agreement”) dated as of November 20, 2017, is executed by the Lenders (as defined below) party hereto, U.S. BANK NATIONAL ASSOCIATION (“U.S. Bank”), RAYMOND JAMES BANK, N.A. (“Raymond James” and, together with U.S. Bank, each a “New Lender” and collectively, the “New Lenders”), MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent (the “Administrative Agent”), BROADSTONE NET LEASE, LLC (the “Borrower”) and BROADSTONE NET LEASE, INC. (the “Parent”).

WHEREAS, the Borrower, the Parent, the financial institutions party thereto (the “Lenders”), the Administrative Agent and certain other parties have entered into that certain Revolving Credit and Term Loan Agreement dated as of June 23, 2017 (as in effect immediately prior to the effectiveness of this Agreement, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower has requested that (i) the aggregate amount of the Revolving Commitments be increased, (ii) Additional Term Loan Facility 1 Term Loans be made to the Borrower by the New Lenders and (iii) the aggregate amount of the Term Facility 2 Commitment be increased, in each case, to or in the amount set forth on Schedule I attached hereto and on the terms set forth herein;

WHEREAS, New Lenders are willing to provide Revolving Commitments and/or Term Facility 2 Commitments and/or make the Additional Term Loan Facility 1 Term Loans on the terms set forth herein;

WHEREAS, the Term Facility 1 Commitments have been fully utilized as of the date hereof and the full amount of the Term Facility 2 Commitments remain undrawn as of the date hereof; and

WHEREAS, the Lenders party hereto have agreed to provide the certain consents set forth herein on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Commitment Increases.  Upon the effectiveness of this Agreement, in reliance on the truth and accuracy of the representations set forth in Section 5 below (a) (i) the Borrower and each New Lender providing a Revolving Commitment as set forth on Schedule I hereto acknowledge and agree that the amount of such New Lender’s Revolving Commitment shall be the amount set forth for such New Lender on Schedule I as such New Lender’s “Revolving Commitment Amount” and (ii) each such New Lender providing a Revolving Commitment agrees to make the payments required to be made by such New Lender under Section 2.16 of the Credit Agreement and (b) the Borrower and each New Lender providing a Term Facility 2 Commitment as set forth on Schedule I hereto acknowledge and agree that the amount of such New Lender’s Term Facility 2 Commitment shall be the amount set forth for such New Lender on Schedule I as such New Lender’s “Term Facility 2 Commitment Amount”.

Section 2. Additional Term Loans.  Upon the effectiveness of this Agreement, in reliance on the truth and accuracy of the representations set forth in Section 5 below each New Lender making an Additional Term Facility 1 Loan agrees to make an Additional Term Facility 1 Loan to the Borrower in the principal amount set forth for such New Lender on Schedule I as such New Lender’s “Additional Term Facility 1 Loans”.  Each Additional Term Facility 1 Loans effected hereby shall, for the avoidance of doubt, be a “Term Facility 1 Loan” and a “Term Loan” under and as defined in the Credit Agreement and shall be due and payable in full on the Term Facility 1 Maturity Date. The interest on the Additional Term Facility 1 Loans will accrue from and including the date of the making of the Additional Term Facility 1 Loans at the same per annum rate as the existing Term Facility 1 Loans made pursuant to Section 2.2 of the Credit Agreement for the Interest Period that will end concurrently with the end of the Interest Period for such existing Term Facility 1 Loans (notwithstanding anything in the definition of the Interest Period to the contrary).

Section 3.  Consents.  Upon the effectiveness of this Agreement, in reliance on the truth and accuracy of the representations set forth in Section 5 below, and notwithstanding the provisions of the Credit Agreement to the contrary, the Administrative Agent and the Lenders party hereto hereby consent (a) to the increases in the Revolving Commitments and the Term Facility 2 Commitments described in Section 1 above and the making of the Additional Term Facility 1 Loans described in Section 2 above prior to the Term Loan Availability Termination Date and (b) since (x) the Term Loan Availability Termination Date has not occurred with respect to the Term Facility 2 Commitments and (y) the full amount of the Term Facility 2 Commitments remain undrawn as of the date hereof, the Term Loan Facility 2 Commitments may be increased as provided herein instead of the making of Additional Term Facility 2 Loans as described in Section 2.16; provided that, (i) for purposes of the conditions and other requirements set forth in Section 2.16, the Term Loan Facility 2 Commitments provided by the New Lenders shall be treated in a manner similar to the increased Revolving Commitments and Additional Term Loans, as applicable, described in Section 2.16, and (ii) the Term Loan Facility 2 Commitments provided by the New Lenders shall be included as “Term Loans” in calculating the maximum amount of Revolving Commitments and Term Loans available under the Credit Agreement pursuant to the proviso in the first sentence of Section 2.16. Other than as expressly set forth herein, nothing contained herein shall in any way (i) waive, release, modify or limit the Loan Parties’ respective obligations to otherwise comply with all terms and conditions of any or all of the Credit Agreement and the other Loan Documents, or (ii) waive, release, modify or limit any or all of the Administrative Agent’s and/or the Lenders’ respective rights, remedies and privileges thereunder.

Section 4.  Conditions Precedent.  The effectiveness of this Agreement, including without limitation, the increases of the Revolving Commitments and the Term Facility 2 Commitments under Section 1 above, the making of the Additional Term Facility 1 Loans pursuant to Section 2 above and the consents provided under Section 3 above, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)a counterpart of this Agreement duly executed by the Borrower, the Parent, the Administrative Agent, each New Lender and the Requisite Lenders;

(b)Revolving Notes executed by the Borrower, payable to each New Lender increasing its Revolving Commitment (other than any such New Lender that has notified the Administrative Agent that it does not wish to receive a Revolving Note) in the amount of such New Lender’s “Revolving Commitment Amount” as set forth on Schedule I hereto;

(c)Term Notes executed by the Borrower, payable to each New Lender providing an Additional Term Facility 1 Loan and/or Term Loan Facility 2 Commitment (other than any such New Lender that has notified the Administrative Agent that it does not wish to receive a Term Note) in the amount of such New Lender’s “Additional Term Facility 1 Loans” as set forth on Schedule I hereto and/or such New Lender’s “Term Loan Facility 2 Commitment Amount” as set forth on Schedule I hereto, as the case may be;

(d)copies certified by the Secretary or Assistant Secretary of all limited liability, corporate, partnership or other necessary action taken by the Borrower, the Parent and any other Guarantor to authorize such increase in the Revolving Commitments, increase in Term Loan Facility 2 Commitments and the Additional Term Facility 1 Loans or the guaranty thereof;

(e)an opinion of Vaisey Nicholson & Nearpass PLLC, counsel to the Borrower, the Parent and the other Loan Parties, if any, addressed to the Administrative Agent and the Lenders and covering the matters reasonably requested by the Administrative Agent;

(f)evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and each New Lender have been paid; and

(g)such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 5.  Representations of Borrower.  The Borrower represents and warrants that (a) no Default or Event of Default has occurred and is continuing as of the effective date of this Agreement and immediately after giving effect to the increases in the Revolving Commitments, the Term Loan Facility 2 Commitments and the Additional Term Facility 1 Loans effected hereby and (b) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on the effective date of this Agreement and immediately after giving effect to the increases in the Revolving Commitments, the Term Loan Facility 2 Commitments and the Additional Term Facility 1 Loans effected hereby except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

Section 6.  Representations and Warranties of New Lenders. Upon the effectiveness of this Agreement, each New Lender acknowledges and agrees that it shall be a Lender under the Credit Agreement having a Revolving Commitment in the amount, if any, set forth for such New Lender on Schedule I as such New Lender’s “Revolving Commitment Amount”, having a Term Facility 2 Commitment in the amount, if any, set forth for such New Lender on Schedule I as such New Lender’s “Term Facility 2 Commitment Amount” and holding a Term Facility 1 Loan in the amount, if any, set forth for such New Lender on Schedule I as such New Lender’s “Additional Term Facility 1 Loan”.  Accordingly, such New Lender shall have all of the rights and obligations of a Revolving Lender, Term Facility 1 Lender or Term Facility 2 Lender, as applicable, under the Credit Agreement and the other Loan Documents with respect to New Lender’s Revolving Commitment, Term Facility 2 Commitment and Term Facility 1 Loan, as applicable, and other rights of a Lender under the Credit Agreement and the other Loan Documents with respect to New Lender’s Revolving Commitment, Term Facility 2 Commitment and Term Facility 1 Loan, as applicable.  Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is sophisticated with respect to decisions to acquire assets of the type represented by such New Lender’s Revolving Commitment, Term Facility 2 Commitment and Term Facility 1 Loan, as applicable, and either it, or the person exercising discretion in making its decision with respect to such New Lender’s Revolving Commitment, Term Facility 2 Commitment and Term Facility 1 Loan, as applicable, is experienced in such matters, (iii) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 9.1 or 9.2 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide such New Lender’s Revolving Commitment, Term Facility 2 Commitment and Term Facility 1 Loan, as applicable, and (iv) it has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to provide such New Lender’s Revolving Commitment, Term Facility 2 Commitment and Term Facility 1 Loan, as applicable; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender and, as applicable, a Revolving Lender, a Term Facility 1 Lender and a Term Facility 2 Lender.

Section 7.  Reaffirmation.    Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty dated as of June 23, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) and agrees that the transactions contemplated by the Agreement, including without limitation, the increase in the total Revolving Commitments and Term Facility 2 Commitments under the Credit Agreement and the making of Additional Term Facility 1 Loans, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 8. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Counterparts.  This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement. Signatures hereto delivered by facsimile transmission, emailed .pdf file or other similar forms of electronic transmission shall be deemed original signatures, which hereby may be relied upon by all parties and shall be binding on the respective signor.

Section 10.  Headings.  Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 11.  Amendments; Waivers.  This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the New Lenders, the Administrative Agent, the Requisite Lenders and the Borrower.

Section 12.  Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all reasonable documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 13.  Benefits.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 14.  Effects.  On and after the effectiveness of this Agreement, this Agreement shall constitute a Loan Document.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date this Agreement becomes effective. The Credit Agreement, as herein amended, is hereby ratified and confirmed in all respects.

Section 15.  Definitions.  Capitalized terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement Regarding Commitment Increases and Additional Term Loans to be executed as of the date first above written.

THE BORROWER:

BROADSTONE NET LEASE, LLC

By:  Broadstone Net Lease, Inc., Managing Member

By: /s/ Ryan M. Albano

     Name: Ryan M. Albano

     Title: Executive Vice President and Chief Financial Officer

THE PARENT AND A GUARANTOR:

BROADSTONE NET LEASE, INC.

By: /s/ Ryan M. Albano

     Name: Ryan M. Albano

     Title: Executive Vice President and Chief Financial Officer

[Signatures Continued on Next Page]

THE ADMINISTRATIVE AGENT AND THE LENDERS (including New Lenders):

MANUFACTURERS AND TRADERS TRUST COMPANY, as Administrative Agent and a Lender

By: /s/ Lisa A. Plescia

     Name: Lisa A. Plescia

     Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Matthew Ricketts

     Name: Matthew Ricketts

     Title: Managing Director

[Signatures Continued on Next Page]

[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

BANK OF MONTREAL, as a Lender

By: /s/ Kevin Fennell

     Name: Kevin Fennell

     Title: Vice President

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[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

J.P.MORGAN CHASE BANK, N.A., as a Lender

By: /s/ Elizabeth Johnson

     Name: Elizabeth Johnson

     Title: Executive Director

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[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

SUNTRUST BANK, as a Lender

By: /s/ Amy L. Roush

     Name: Amy L. Roush

     Title: Vice President

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[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

REGIONS BANK, as a Lender

By: /s/ Michael R. Mellott

     Name: Michael R. Mellott

     Title: Managing Director

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[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

CAPITAL ONE, NATIONAL ASSOCIATION as a Lender

By: /s/ Frederick H. Denecke

     Name: Frederick H. Denecke

     Title: Senior Vice President

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[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Brad Bowen

     Name: Brad Bowen

     Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Gregory A. Conner

     Name: Gregory A. Conner

     Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Thomas C. Owens

     Name: Thomas C. Owens

     Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

U.S. BANK NATIONAL ASSOCIATION, as a New Lender

By: /s/ Gordon Clough

     Name: Gordon Clough

     Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

RAYMOND JAMES BANK, N.A., as a New Lender

By: /s/ James M. Armstrong

     Name: James M. Armstrong

     Title: Senior Vice President

[Signature Page to Consent and Agreement Regarding Commitment Increases

and Additional Term Loan for Broadstone Net Lease LLC]

SCHEDULE I

Revolving Commitments

Lender	Revolving Commitment Amount
Manufacturers and Traders Trust Company	$52,750,000.00
Wells Fargo Bank, National Association	$52,750,000.00
Bank of Montreal	$52,750,000.00
JPMorgan Chase Bank, N.A.	$52,750,000.00
SunTrust Bank	$50,000,000.00
Regions Bank	$50,000,000.00
Capital One, National Association	$50,000,000.00
Branch Banking and Trust Company	$17,000,000.00
Associated Bank, N.A.	$15,000,000.00
First Tennessee Bank National Association	$7,000,000.00
U.S. Bank National Association	$25,000,000.00
Total:	$425,000,000.00

Term Facility 1 Loans

Lender	Additional Term Facility 1 Loan	Term Facility 1 Loans (including Additional Term Facility 1 Loans)
Manufacturers and Traders Trust Company	----	$37,666,666.66
Wells Fargo Bank, National Association	----	$37,666,666.67
Bank of Montreal	----	$37,666,666.67
JPMorgan Chase Bank, N.A.	----	$71,000,000.00
SunTrust Bank	----	$25,000,000.00
Capital One, National Association	----	$25,000,000.00
Branch Banking and Trust Company	----	$11,000,000.00
First Tennessee Bank National Association	----	$5,000,000.00
U.S. Bank National Association	$15,000,000.00	$15,000,000.00
Total:	$15,000,000.00	$265,000,000.00

Term Facility 2 Commitments

Lender	Term Facility 2 Commitment Amount
Manufacturers and Traders Trust Company	$33,333,333.34
Wells Fargo Bank, National Association	$33,333,333.33
Bank of Montreal	$33,333,333.33
Regions Bank	$25,000,000.00
Associated Bank, N.A.	$15,000,000.00
Branch Banking and Trust Company	$7,000,000.00
First Tennessee Bank National Association	$3,000,000.00
Raymond James Bank, N.A.	$30,000,000.00
U.S. Bank National Association	$10,000,000.00
Total:	$190,000,000.00